     As filed with the Securities and Exchange Commission on August 1, 2001.
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  FINDWHAT.COM
             (Exact name of Registrant as specified in its charter)

             Nevada                              121 West 27th Street                           88-0348835
  (State or other jurisdiction                    New York, NY 10001                            (I.R.S. Employer
of incorporation or organization)   (Address of Registrant's principal executive offices)    Identification No.)

                                  FINDWHAT.COM
                            1999 STOCK INCENTIVE PLAN
                          (AS AMENDED ON JUNE 11, 2001)
                            (Full Title of the Plan)

                                Robert D. Brahms
                                  Vice Chairman
                                  FindWhat.com
                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                              John B. Pisaris, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215
                          Telephone No. (614) 227-2025
                          Telecopier No. (614) 227-2100
                            jpisaris@porterwright.com

                         CALCULATION OF REGISTRATION Fee

                                                         Proposed Maximum         Proposed Maximum           Amount of
Title of Securities                Amount to be           Offering Price         Aggregate Offering        Registration
to be Registered                   Registered              Per Share*                   Price*                   Fee*
------------------------------------------------------------------------------------------------------------------------
Common stock, $.001 par value       2,225,000                $2.045                  $4,550,125                $1,138

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the closing bid and asked price of FindWhat.com Common Stock as reported on the Nasdaq Smallcap Market on July 27, 2001.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of FindWhat.com Common Stock, $.001 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information concerning the 1999 Stock Incentive Plan of FindWhat.com., a Nevada corporation, ("FindWhat" or the "Company"), specified in Part I, will be sent or given to participants as specified by Rule 428(b)(1). Such documents are not a part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


         We incorporate by reference into this Registration Statement the contents of the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on September 18, 2000 (Registration No. 333-46008).

                                  EXHIBIT INDEX

         Exhibit Number                                         Exhibit Description
         --------------                                         -------------------

              4(a)         *        FindWhat.com (f/k/a BeFirst.com) 1999 Stock Incentive Plan as Amended on
                                    June 11, 2001.

              4(b)                  Articles of Incorporation of FindWhat.com (f/k/a Collectibles America, Inc.)
                                    (previously filed as Exhibit 3.1 to prior Form 10 (No. 0-27331) filed with the
                                    Securities and Exchange Commission on September 14, 1999 and incorporated herein by reference).

              4(c)                  Bylaws of FindWhat.com. (f/k/a Collectibles America,  Inc.) (previously filed as
                                    Exhibit 3.2 to prior Form 10 (No. 0-27331)  filed with the Securities and
                                    Exchange Commission on September 14, 1999 and incorporated herein by reference).

              5            *        Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

              23(a)        *        Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

              23(b)        *        Consent of  Grant Thornton LLP.

              24           *        Powers of Attorney.
----------------
* Filed with this Registration Statement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 31, 2001.


                                                     FINDWHAT.COM

                                                           /s/ Phillip R. Thune
                                                     -----------------------------------------------------
                                                     Phillip R. Thune, Chief Financial Officer and
                                                     Chief Operating Officer


         SIGNATURE                                   TITLE                                         DATE

  *Craig A. Pisaris-Henderson               President, Chief Executive Officer,              July 31, 2001
------------------------------------        and Director
   Craig A. Pisaris-Henderson

  *Courtney P. Jones                        Chairman of the Board of Directors               July 31,  2001
------------------------------------        and Director
   Courtney P. Jones

  *Robert D. Brahms                         Vice Chairman and Director                       July 31, 2001
------------------------------------
   Robert D. Brahms

  /s/Phillip R. Thune                       Chief Operating Officer, Chief Financial         July 31, 2001
------------------------------------        Officer, Treasurer (principal accounting and financial officer)
   Phillip R. Thune


  *Rupinder S. Sidhu                        Director                                         July 31,  2001
------------------------------------
   Rupinder S. Sidhu

  *Frederick E. Guest II                    Director                                         July 31,  2001
------------------------------------
   Frederick E. Guest II

  *Peter V. Miller                          Director                                         July 31,  2001
------------------------------------
   Peter V. Miller

  *David M. Medinis                         Director                                         July 31,  2001
------------------------------------
   David M. Medinis

  *Kenneth E. Christensen                   Director                                         July 31, 2001
------------------------------------
   Kenneth E. Christensen

  *Martin G. Berger                         Director                                         July 31, 2001
------------------------------------
   Martin G. Berger


  *By:   /s/Phillip R. Thune
        ------------------------------------------------------
         Phillip R. Thune, attorney-in-fact for each
         of the persons indicated

         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 31, 2001.


                                  FINDWHAT.COM.
                                  1999 STOCK INCENTIVE PLAN


                                    /s/Phillip R. Thune
                                  ----------------------------------------------

                         Registration No. 333-__________


--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         ------------------------------




                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933




                         ------------------------------



                                  FINDWHAT.COM



                         ------------------------------

                                    EXHIBITS

                         ------------------------------

                                  EXHIBIT INDEX

    Exhibit                                               Exhibit
     Number                                            Description
     ------                                            -----------

     4(a)         *        FindWhat.com (f/k/a BeFirst.com) 1999 Stock Incentive Plan as Amended on
                           June 11, 2001.

     4(b)                  Articles of Incorporation of FindWhat.com (f/k/a Collectibles America, Inc.) (previously filed as Exhibit 3.1 to prior Form 10 (No. 0-27331) filed with the Securities and
                           Exchange Commission on September 14, 1999 and incorporated herein by reference).

     4(c)                  Bylaws of FindWhat.com. (previously filed as Exhibit 3.2 to prior Form 10  (No. 0-
                           27331) filed with the Securities and Exchange Commission on September 14, 1999 and
                           incorporated herein by reference).

     5            *        Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

     23(a)        *        Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

     23(b)        *        Consent of  Grant Thornton LLP.

     24           *        Powers of Attorney.

----------------
* Filed herewith.